                                                                   EXHIBIT 10.19

                                 SCIQUEST, INC.
                      MASTER LICENSE AND SERVICES AGREEMENT

This MASTER LICENSE and SERVICES AGREEMENT (the "Agreement"), dated ________, 2002 ("Effective Date"), is between SciQuest, Inc., a Delaware corporation ("SciQuest"), with offices at 5151 McCrimmon Parkway, Suite 216, Morrisville, NC 27560, and [Company Full Name], a [State and type of business] ("Client"), with offices at [Physical/Delivery Address].

The parties agree as follows:

1.   License Grant.

     (a) License to SciQuest Applications. SciQuest grants to Client during the term of this Agreement a license to software (the "SciQuest Applications") and to related databases, if any, (the "SciQuest Databases") as set forth in any Exhibit A, and any related documentation.

     (b) License to Third Party Applications. SciQuest hereby grants to Client a license to use software of Third Parties (the "Third Party Applications"), if any, only as subject to the terms and conditions of this Agreement and the terms and conditions applicable to a particular Third Party Application as set forth in Exhibit C.

     (c) Subsidiary, Affiliate or Contractor Use. Unless otherwise expressly agreed in any Exhibit A, the right to use the SciQuest Applications, SciQuest Databases, or Third Party Applications does not include use by Client's subsidiaries, affiliates or contractors. Wherever subsidiaries, affiliates or contractors of Client are permitted to use the SciQuest Applications or to receive Services or support under this Agreement, Client shall be fully liable for such Subsidiaries', affiliates' and contractors' compliance with the terms of this Agreement and its Exhibits.

2.   Support and Maintenance.

     SciQuest agrees to maintain the SciQuest Applications and SciQuest Databases as set forth in any Exhibit B.

3.   Services.

     SciQuest shall perform the services (the "Services") set forth in any executed Exhibits D through F to produce deliverables ("Work Products"). New Services may be added, creating new Exhibits. Additional Services related to these existing Exhibits may be executed at a later time subject to the terms of this Agreement. Any Work Product which is software will be subject to the terms of this Agreement and the License Exhibit A as a SciQuest Application to which the Work Product relates.

4.   Client Responsibilities.

     (a) On-site Access. If necessary for SciQuest to perform under this Agreement, Client shall provide, without charge to SciQuest, access to Client's facilities, reasonable working space, appropriate personnel, related computing equipment and any other information reasonably requested by SciQuest to enable SciQuest to fulfill its obligations. Client hereby represents and warrants that it has obtained all necessary third party rights and consents in order for SciQuest to access and work with Client's hardware and software. Client shall be in compliance with all applicable laws, ordinances, regulations and codes, including the procurement of required permits or inspections.

     (b) Client Data. Client represents and warrants that any data or information that may be provided by Client in conjunction with the SciQuest Applications, SciQuest Databases, the performance of maintenance and support services by SciQuest, and Services (the "Client Data") are accurate, are not corrupt in any way, and do not contain any viruses. Client shall be responsible for making appropriate back-up and archival copies of the Client Data.

     (c) Sole Contact. Client shall appoint one person as Client's exclusive contact designee on each Exhibit to this Agreement (the "Client Contact"), and one person as a back up in the event that the Client Contact is unavailable. Client may change such individuals by providing at least five (5) days written notice to SciQuest. SciQuest may, but is not obligated to, communicate with any other Client employees or consultants regarding issues related to this Agreement or an Exhibit.

     (d) Third Party Agreements. Client is responsible for obligations under any third party agreements to which Client is a party, including, without limitation, any agreements pursuant to which Client procures the Client Systems or any portion thereof, regardless of whether SciQuest works with Client to negotiate or enter into such third party agreements. "Client Systems" refers to the necessary environment to access and use SciQuest Applications, including without limitations (i) computer hardware and equipment, (ii) third party software such as web browsers and databases not provided by SciQuest, (iii) internet access services, and (iv) telecommunications services.

5.   Proprietary Rights.

     (a) SciQuest Ownership. Client acknowledges and agrees that, as between Client and SciQuest, SciQuest is the sole and exclusive owner of all right, title and interest in and to the SciQuest Applications, the SciQuest Databases, all derivative works based on the SciQuest Databases that are created, displayed or performed by Client under this Agreement, and all Work Products, and Client shall not assert any claims to the contrary. Except as expressly permitted or required hereby, (i) Client shall have no right or license to the SciQuest Applications, SciQuest Databases or Work Products and; (ii) Client shall not use, reproduce, publish, or make available to others, modify, or create any derivative works of, all or any part of the SciQuest Applications, SciQuest Databases or Work Products. Client may print only the portion of a SciQuest Database accessed by Client in connection with Client's authorized use of the SciQuest Applications.

     (b) Trademarks. All trademarks, service marks, trade names and logos of SciQuest appearing on or within the SciQuest Applications, SciQuest Databases or Work Products used in connection with the maintenance or Services provided by SciQuest are the property of SciQuest and Client shall not use; them without SciQuest's prior written approval.

6.       Fees Payment.

CONFIDENTIAL                   SciQuest, Inc.
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

     (a) Fees. Client will pay SciQuest fees as set forth in the Exhibits to this Agreement.

     (b) Payment Terms. Except for initial payments under an Exhibit, SciQuest will submit to Client an invoice for the amounts due as provided in an Exhibit during the term of this Agreement. All invoices submitted by SciQuest shall be due and payable in full, without reduction for any offset, withholding or other claims, within 30 days after the date thereof unless provided otherwise in the applicable Exhibit. Any amounts payable to SciQuest hereunder which are not paid when due shall thereafter bear interest at the rate of 1.5% per month or the maximum amount permitted by applicable law, whichever is less.

     (c) Taxes. Client shall be responsible for all taxes and regulatory fees of any kind imposed by any government on any deliverable provided under this Agreement; provided, however, that SciQuest shall be responsible for all taxes based solely upon SciQuest's income.

     (d) Expenses. Unless otherwise set forth in an Exhibit, SciQuest shall be reimbursed for reasonable travel and living expenses and travel time. SciQuest shall invoice Client for such expenses bi-weekly or on such other schedule in SciQuest's discretion.

     (e) Non-payment. Instead of exercising its right to terminate the Exhibit or the entire Agreement, SciQuest may suspend performance of any obligations under the applicable Exhibit for nonpayment, but only until such payment is made and received by SciQuest.

7.   Term and Termination.

     (a) Term. The term of this Agreement shall begin on the Effective Date and be perpetual unless earlier terminated pursuant to this Paragraph 7. The terms of the licenses and maintenance provided pursuant to this Agreement are as stated in any Exhibits A & B, respectively, executed pursuant to this Agreement, unless earlier terminated as provided herein, or therein. The terms of the Exhibits for Services shall begin upon the effective date of each such Exhibit and shall end when all Services are completed and accepted, or as earlier terminated, pursuant to the terms of this Agreement or the respective Exhibit. Termination of this Agreement shall result in the automatic and contemporaneous termination of all Exhibits except to the extent otherwise expressly provided in any Exhibit.

     (b) Termination for Breach. This Agreement may be terminated by either party upon a breach by the other party of any material term of the Agreement or of an Exhibit, including Client's failure to pay any amount due under this Agreement or any Exhibit, which breach is not cured (unless such breach is incapable of cure, such as breach of the restrictions on use and license grant or of any confidentiality agreement between the parties hereto) within 30 days of written notice of the breach, or such longer period as may be mutually agreed by the parties. Notwithstanding the foregoing, breach of an Exhibit for Services will not give rise to a right to terminate this Agreement and the other Exhibits.

     (c) Termination of Exhibit. Any specific Exhibit may be terminated for breach of a material term thereof or failure to pay under the Exhibit without terminating this Agreement, where such breach capable of cure is not cured within thirty (30) days of written notice of the breach.

     (d) Termination for Insolvency. Either party may terminate this Agreement and all Exhibits immediately upon notice to the other party if such other party becomes insolvent, any proceedings under applicable bankruptcy or insolvency laws is brought by or against such other party or a receiver or trustee is appointed for such other party.

     (e) Survival and Payment. Upon expiration or termination of this Agreement or any Exhibit for any reason, Client shall pay all accrued and unpaid fees and other amounts due SciQuest under the Agreement and any terminated Exhibit, all of which shall become immediately due and payable. In addition, the payment obligations and any other provisions, which by their terms or their nature are intended to survive, shall survive the expiration or termination of this Agreement.

     (f) Voluntary Termination. This Agreement may be terminated by either party giving the other party thirty (30) days notice once all obligations in the Exhibits have been fulfilled. (g) Return of Application. Upon termination of this Agreement or a specific Exhibit, Client shall return SciQuest Applications, documentation, and any other intellectual property proprietary to SciQuest as defined in this Agreement, the terminated Exhibit or otherwise.

8.   Indemnification.

     (a) By SciQuest. SciQuest shall indemnify, defend and hold harmless Client against any loss, damage or expense incurred by Client as a result of claims, actions, or proceedings brought by any third party alleging infringement by a SciQuest Application, SciQuest Database, or a Work Product, of copyright, trademark, patent, or other proprietary rights, and against its reasonable attorneys' fees and any money damages or costs awarded in respect of any such claim(s) and any suit arising from any such claim(s); provided, however, that
(i) Client shall have given SciQuest prompt written notice of such claim, demand, suit or action; (ii) Client shall cooperate with said defense by complying with SciQuest's reasonable instructions and requests to Client in connection with said defense; and (iii) SciQuest shall have control of the defense of such claim, suit, demand, or action and the settlement or compromise thereof. Further, SciQuest shall have no liability for any infringement action or claim that is based upon or arising from the matters described in this paragraph if the applicable SciQuest Application, SciQuest Database or Work Product is modified or altered by a party other than SciQuest or is used for a purpose other than that for which it is intended or as set forth in the appropriate documentation. If a temporary or permanent injunction is obtained against Client's use of the SciQuest Application, SciQuest Database or Work Product as a result of the matters described in this paragraph, SciQuest shall, at its option and expense, either procure for Client the right to continue using the SciQuest Application, SciQuest Database or Work Product or replace or modify the SciQuest Application, SciQuest Database or Work Product or infringing portion thereof so that it no longer infringes the alleged proprietary right. In the event that SciQuest concludes, in its sole discretion, that such procurement, replacement or modification is not reasonably practical, SciQuest may terminate the applicable Exhibit and/or this Agreement without penalty and refund that portion of the Fees attributable to the infringing product, prorated on a monthly basis. Client shall cease all use of a SciQuest Application, SciQuest Database or Work Product for which a refund is given. This paragraph sets forth the exclusive remedy of Client against SciQuest, and SciQuest's exclusive obligation, with respect to any action or claim described herein.

CONFIDENTIAL                   SciQuest, Inc.
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

     (b) By Client. Client shall indemnify, defend and hold harmless SciQuest against any loss, damage or expense incurred by SciQuest as a result of claims, actions, or proceedings arising from (i) Client's use of or access to the SciQuest Applications, SciQuest Databases or the Work Product, except and to the extent that SciQuest is liable for any loss, damage or expense under the preceding paragraph, (ii) Client's failure to replace prior code with corrective code or the most current release of a SciQuest Application, (iii) Client's Computer Systems which SciQuest uses or accesses, (iv) any bodily harm or injury suffered by SciQuest's employees or agents in the performance of Services or maintenance at any of the Client's facilities or (v) the allegation of infringement or actual infringement by Client of any copyright, patent, trademark, trade secret, or other proprietary right of any third party. Client will indemnify SciQuest against its reasonable attorneys' fees incurred in connection with such claim(s), any money damages or costs awarded in respect of any such claim(s) and any suit arising from any such claim(s). Client shall be entitled to have sole control over the defense of such claim, unless the claim involves or relates to an intellectual property right of SciQuest in which case SciQuest may elect to have sole control over the defense of such claim as described in the preceding paragraph, and such election by SciQuest shall have no effect upon Client's obligations to indemnify and hold harmless hereunder. If Client does not assume sole control over the defense of such claim as provided in this section, SciQuest may participate in such defense and SciQuest shall have the right to defend the claim in such manner, as it may deem appropriate, at the cost and expense of Client.

9.   Warranties.

(a) Applications and Work Products Warranty. For a period of ninety (90) days, commencing on the Effective Date of the applicable Exhibit (the "Warranty Period"), SciQuest warrants that each SciQuest Application or Work Product that consists of software will substantially perform in accordance with its functional specifications, which are provided either in printed form or on a website by SciQuest during the term of this Agreement.

(b) Maintenance and Support and Services Warranty. SciQuest warrants that the maintenance and support performed under an Exhibit B and the Services performed under their respective Exhibits shall be of professional quality, and performed in a workmanlike manner with qualified personnel.

10.  Warranty Disclaimer.

EXCEPT AS EXPRESSLY SET FORTH HEREIN, SCIQUEST MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT, AND SCIQUEST HEREBY DISCLAIMS THE SAME. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SCIQUEST MAKES NO REPRESENTATION OR WARRANTY THAT THE SCIQUEST APPLICATIONS WILL OPERATE, OR THAT CLIENT'S ACCESS WILL BE, UNINTERRUPTED OR ERROR FREE.

11.  Remedies and Limitation of Liability.

(a) Liability for Applications or Work Product Warranty. SCIQUEST'S SOLE LIABILITY AND OBLIGATION AND CLIENT'S SOLE REMEDY FOR BREACH OF THE WARRANTY SET FORTH ABOVE REGARDING SCIQUEST APPLICATIONS OR WORK PRODUCT THAT CONSISTS OF SOFTWARE IS FOR SCIQUEST TO USE COMMERCIALLY REASONABLE EFFORTS TO CAUSE THE APPLICABLE SCIQUEST APPLICATION OR SOFTWARE TO SUBSTANTIALLY PERFORM IN ACCORDANCE WITH ITS FUNCTIONAL SPECIFICATIONS. IN THE EVENT THAT SCIQUEST IS UNABLE TO CAUSE THE APPLICABLE SCIQUEST APPLICATION OR SOFTWARE TO PERFORM IN ACCORDANCE WITH ITS FUNCTIONAL SPECIFICATIONS, THEN SCIQUEST'S SOLE LIABILITY AND OBLIGATION AND CLIENT'S SOLE REMEDY SHALL BE THAT SCIQUEST REFUND LICENSE FEES FOR THE TERM DURING WHICH BREACH OCCURS PRORATED OVER THE TERM OF THE SPECIFIC LICENSE FOR WHICH THE BREACH IS CLAIMED OR, IF THE LICENSE IS PERPETUAL, PRORATED FOR THE TIME SUCH APPLICATION OR SOFTWARE HAS BEEN USED. SCIQUEST'S WARRANTY OBLIGATIONS SHALL NOT APPLY IF THE FAILURE IS CAUSED BY (I) THIRD PARTY APPLICATIONS OR PRODUCTS LICENSED OR USED BY CLIENT, (II) CLIENT'S USE OF OR ACCESS TO THE SCIQUEST APPLICATIONS OR SOFTWARE OTHER THAN AS INTENDED OR IN VIOLATION OF THIS AGREEMENT, (III) UNAUTHORIZED MODIFICATIONS MADE TO THE SCIQUEST APPLICATIONS OR SOFTWARE WORK PRODUCT BY CLIENT.

(b) Maintenance Liability. IN NO EVENT SHALL SCIQUEST'S LIABILITY FOR BREACH OF WARRANTY REGARDING MAINTENANCE IN THIS AGREEMENT OR IN ANY EXHIBIT EXCEED THE FEES PAID FOR MAINTENANCE (OR TWENTY PERCENT (20%) OF THE LICENSE FEES IF THERE ARE NO MAINTENANCE FEES) FOR THE TERM DURING WHICH THE BREACH OCCURS, PRORATED ON A MONTHLY BASIS.

(c) Services and Work Product Liability. IN NO EVENT SHALL SCIQUEST'S LIABILITY IN THE AGGREGATE FOR ANY AND ALL CLAIMS OR DAMAGES ARISING FOR SERVICES OR WORK PRODUCT EXCEED THE TOTAL AMOUNT PAID TO SCIQUEST UNDER THE EXHIBIT GIVING RISE TO THE CLAIM DURING THE YEAR IN WHICH THE CLAIM AROSE.

(d) Limitation of Liability. SCIQUEST SHALL NOT BE LIABLE FOR ANY INDIRECT, SPECIAL, EXEMPLARY, CONSEQUENTIAL OR INCIDENTAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ANY DAMAGES FOR LOST PROFITS, LOST DATA OR BUSINESS INTERRUPTION), WHETHER ARISING FROM MISTAKES, OMISSIONS, INTERRUPTIONS, DELETION OF FILES, ERRORS, DEFECTS, VIRUSES OR OTHER MALICIOUS CODE, DELAYS IN OPERATION OR TRANSMISSION, OR FAILURE OF PERFORMANCE, THE SERVICES UNDER THIS AGREEMENT OR THE USE OR PERFORMANCES OF A WORK PRODUCT EVEN IF SCIQUEST HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL SCIQUEST'S LIABILITY FOR ALL CLAIMS UNDER THIS AGREEMENT, SEPARATELY OR IN THE AGGREGATE, WHETHER ARISING IN CONTRACT, TORT OR ANY OTHER LEGAL THEORY (INCLUDING, WITHOUT LIMITATION, NEGLIGENCE OR STRICT LIABILITY) EXCEED THE TOTAL AMOUNT OF

CONFIDENTIAL                   SciQuest, Inc.
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FEES RECEIVED UNDER THE SPECIFIC EXHIBIT GIVING RISE TO LIABILITY, DURING THE
YEAR IN WHICH THE CLAIM AROSE. IN NO EVENT SHALL SCIQUEST HAVE ANY LIABILITY FOR CLAIMS ARISING OUT OF OR RELATED TO THIRD PARTY PRODUCTS OR TO CLIENT'S AFFILIATES OR SUBSIDIARIES.

12.  Confidentiality.

(a) Obligations. "Confidential Information" shall mean any proprietary information which is specifically marked as proprietary or confidential and which is disclosed by either party to the other in any form in connection with this Agreement. During the term of this Agreement and for a period of five (5) years thereafter, each party (i) shall treat as confidential all Confidential Information provided by the other party, (ii) shall not use such Confidential Information except as expressly permitted under the terms of this Agreement or otherwise previously authorized in writing by the disclosing party, (iii) shall implement reasonable procedures to prohibit the disclosure, unauthorized duplication, misuse or removal of such Confidential Information, and (iv) shall not disclose such Confidential Information to any third party. Without limiting the foregoing, each of the parties shall use at least the same procedures and degree of care to prevent the disclosure of Confidential Information as it uses to prevent the disclosure of its own confidential information of like importance, and shall in any event use no less than reasonable procedures and a reasonable degree of care.

(b) Exceptions. Notwithstanding the above, neither party shall have liability to the other with regard to any Confidential Information that: (i) was generally available to the public at the time it was disclosed, or becomes generally available to the public through no fault of the receiver; (ii) was known to the receiving party at the time of disclosure as shown by written records in existence at the time of disclosure; (iii) was developed independently by the receiving party prior to the disclosure, as shown by written records in existence prior to the disclosure (iv) is disclosed with the prior written approval of the disclosing party; (v) becomes known to the receiving party from a source other than the disclosing party without breach of this Agreement by the receiving party and in a manner which is otherwise not in violation of the disclosing party's rights; or (vi) is disclosed pursuant to the order or requirement of a court, administrative agency, or other governmental body, provided that the receiving party shall provide reasonable advance notice to enable the disclosing party to seek a protective order or otherwise prevent such disclosure.

13.  Entire Agreement; Amendments.

(a) Entire Agreement. This Agreement, with all Exhibits, attachments, and schedules is the entire agreement between the parties with respect to its subject matter, and supercedes and replaces any prior agreement between the parties with respect to said subject matter and there are no other representations, understandings or agreements between the parties relative to such subject matter.

(b) Amendment. Amendments or waivers of any provision of this Agreement or its Exhibits shall be valid only as clearly identified as such, in writing and signed by an authorized representative of the party against which such amendment, or waiver is sought to be enforced. No purchase order submitted by Client, even if accepted by SciQuest, shall be deemed to modify any terms of this Agreement, unless SciQuest has expressly stated in writing its intent to do so.

14.  Miscellaneous.

(a) Assignment. This Agreement shall bind the parties and their successors and permitted assigns. Neither party may assign this Agreement without the prior written consent of the other, which consent will not be unreasonably held denied, or delayed. Any assignment attempted without the written consent of the other party shall be void. Notwithstanding the foregoing, SciQuest may assign this Agreement to any entity acquiring substantially all of its stock or assets or the assets to which this Agreement or any Exhibit relates.

(b) Non-Solicitation. SciQuest and Client agree that the employees of SciQuest and Client may possess technical abilities that are in great demand and further agree that each party has incurred substantial expense in recruiting and training such employees and would incur even greater expense if required to replace any such employee. Therefore, SciQuest and Client each agree not to recruit, either directly or indirectly, a present employee of the other during the term of this Agreement or any other agreement between them, and for one year following termination of all such agreements. Upon breach of this provision, each party agrees to pay the other two times the yearly compensation of the affected employee. This remedy provided in this paragraph shall be the only monetary remedy for breach of the terms of this paragraph. Neither party is prevented from seeking equitable relief for breach of this paragraph.

(c) Independent Contractor. SciQuest is an independent contractor and, except as specifically contemplated in any Exhibit to this Agreement, is not an agent or employee of, and has no authority to bind, Client by contract or otherwise. SciQuest will perform the Services under the general direction of Client, but SciQuest will determine, in SciQuest's sole discretion, the manner and means by which the Services are accomplished. Client has no right or authority to control the manner or means by which the Services are accomplished.

(d) Notices. Any notice, consent, or other communication in connection with the Agreement shall be in writing and may be delivered in person, by mail, by reputable courier service, or by facsimile copy. If hand delivered, the notice shall be effective upon delivery. If by courier, notice shall be deemed given upon delivery as indicated by the courier's evidence of receipt by Client. If by facsimile copy, the notice shall be effective when sent. If served by mail, the notice shall be effective three (3) business days after being deposited with the United States Postal Service by certified mail, return receipt requested, addressed appropriately to the intended recipient, as follows:

If to SciQuest:
SciQuest, Inc.
Attention: General Counsel
5151 McCrimmon Parkway, Suite 216
Morrisville, NC 27560
Fax: (919) 659-2199

If to Client:
[Company Name]
-----------------------------------
Attention: [Name]
-----------------------------------
[Delivery Address]
-----------------------------------
[City, State, Zip]
-----------------------------------
Fax: [fax number]
-----------------------------------

CONFIDENTIAL                   SciQuest, Inc.
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Each party may change the above address by giving the other party written notice.

(e) Waiver. No delay or omission by either party to exercise any right or power unless in writing and signed by the party waiving rights it has under this Agreement shall impair or be construed as a waiver of such right or power. A waiver by either party of any covenant or breach shall not be construed to be a waiver of any succeeding breach or of any other covenant.

(f) Governing Law. This Agreement shall be governed by and construed in accordance with the internal substantive and procedural laws of the State of North Carolina without regard to conflict of law principles. The parties acknowledge and agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement.

(g) Severability. If any provision of this Agreement is held to be unenforceable, then both parties shall be relieved of all obligations arising under such provision, but only to the extent that such provision is unenforceable, and this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it enforceable while preserving its intent or, if that is not possible, by substituting another provision that is enforceable and achieves the same objective and economic result. It is expressly understood and agreed that each provision of this Agreement that provides for a limitation of liability, disclaimer of warranties, indemnification or exclusion or damages or other remedies is intended to be enforced as such. Further, it is expressly understood and agreed that in the event any remedy under this Agreement is determined to have failed its essential purpose, all limitations of liability and exclusions of damages or other remedies shall remain in effect.

(h) Force Majeure. Neither party shall be liable to the other by reason of any failure of performance hereunder (except failure to pay) if such failure arises out of causes beyond such party's reasonable control, despite the reasonable efforts and without the fault or negligence of such party. Without limiting the generality of the foregoing, SciQuest shall not be liable to Client in any way for any failure or delay in the performance of its obligations hereunder which failure is caused, directly or indirectly, by the failure of any matter for which Client is responsible under this Agreement or which is a suspension of services for client's failure to pay.

(i) Publicity And Product Support. Each party agrees to issue a joint press release, subject to approval by the other, within two (2) weeks of the Effective Date of this Agreement, and one each in years two (2) and three (3) of the Agreement. Client will provide a quote from Client's management representative for use on the SciQuest public web site and in other public documents. In addition, SciQuest shall be permitted to use Client's name on a client list or partial client list during the term of this Agreement. Client agrees to attend, support and speak at up to three (3) SciQuest sponsored trade associated events/conferences during the first twelve (12) months of the Agreement. Client agrees to attend, support and speak at, at least one (1) SciQuest sponsored event/conference in each of the next two (2) years that this Agreement is in effect, subject to competing business conflicts in the schedule of the Client employee participating in such events/conferences. Client agrees to support the creation and release of a case study and follow-on updates documenting the success of this initiative. Client agrees to serve as references in the areas of procurement, procurement systems, inventory or research depending on the SciQuest application licensed.

(j) Exhibits. Each Exhibit shall incorporate the terms of this Agreement. In the event of any conflict between the terms of this Agreement and the terms of any Exhibit, the terms of this Agreement shall control unless an Exhibit expressly provides otherwise. Additional Exhibits added at later times to this Agreement shall be numbered sequentially under the letters of each respective Exhibit title e.g., under Applications License, A-1, A-2. etc.

(k) Records & Audits. Upon reasonable prior written notice and during normal business hours, SciQuest, its agents or representatives, shall have the right at its own expense to visit the premises of Client, to conduct a technical and/or business audit, including any applicable books and records of Client, for the purpose of determining whether Client is in compliance with the terms of this Agreement. Should SciQuest find that Client is not in compliance, Client shall, in addition to paying additional damages as may be due plus 5%, be responsible for the costs of the audit and all related expenses.

     IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed by its duly authorized representative.

[CLICK HERE TO INSERT CLIENT NAME]     SciQuest, Inc.

By:                                    By:
      ------------------------------          ---------------------------------
      (Signature)                             (Signature)

Name:                                  Name:  Stephen J. Wiehe
      ------------------------------          ---------------------------------
      (Print Name)                            (Print Name)

Title:                                 Title: Chief Executive Officer
      ------------------------------          ---------------------------------

Date:                                  Date:
      ------------------------------          ---------------------------------

This Agreement may contain the following Exhibits:

CONFIDENTIAL                   SciQuest, Inc.
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